EXHIBIT 10.1




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                               CEL-SCI CORPORATION

                 Schedule Required by Instruction 2 to Item 601
                                of Regulation S-K


                                               Number of           Number of
Name and Address            Number of     Series L Warrants    Series M Warrants
of Purchasers           Shares Purchased       Purchased           Purchased
----------------        ----------------  -----------------    -----------------

APE invest A/S             2,000,000               --             1,000,000
Sponnecksvej 16
2820 Gentofte,
Denmark

Notabene.net A/S             133,333               --                66,667
Sankt Gertruds Straede 10
1129 Copenhagen
Denmark

Handelsbanken A/S          1,200,000               --               600,000
A/S Vestergade 11
7500 Holsterbro,
Denmark

Eric Damgaard Portef0lje
  Invest A/S                 666,667               --               333,333
Kgs. Nytorv 26,
1050 Copenhagen
Denmark

Finn Helmer                1,333,333               --               666,667
Ruchliststrasse 25B
6312 Steinhausen
Switzerland

KBUS 8, nr. 2051 Aps       1,333,333               --               666,667
Esplanaden 7
1263 Copenhagen
Denmark

Ardent Holding               666,667               --               333,333
Stengaardsvej 7
8600 Silkeborg
Denmark



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                                               Number of           Number of
Name and Address            Number of     Series L Warrants    Series M Warrants
of Purchasers           Shares Purchased       Purchased           Purchased
----------------        ----------------  -----------------    -----------------

Fundamental
  Fondsmaeglerselskab      1,333,333               --               666,667
Strandvejen 668
2960 Klampenborg
Denmark

Sydbank A/S                2,000,000                   --         1,000,000
Peberlyk 4
6200 Aabenraa
Denmark

DKA Consult APS            1,333,333               --               666,667
Kongevejen 153
2830 Virum
Denmark

MCS Holding Aps              792,400               --               396,200
Kgs. Nytorv 26
1050 Copenhagen,
Denmark

Kgs. Nytorv 21 Aps         2,000,000               --             1,000,000
Kgs. Nytorv 21
1050 Copenhagen
Denmark

Ole Trist                    100,000               --                50,000
Kildevej 1B
2960 Rungsted Kyst
Denmark

Forstaedernes Bank A/S        40,933               --                20,467
Krisitaniagade 1
2100 Copenhagen
Denmark

Synerco ApS                  133,333               --                66,667
Kongevejen 153
2830, Virum
Denmark

Soren Degn                   133,333               --                66,667
SHD
Ved Lindelund 283
2605 Brondby
Denmark

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                                               Number of           Number of
Name and Address            Number of     Series L Warrants    Series M Warrants
of Purchasers           Shares Purchased       Purchased           Purchased
----------------        ----------------  -----------------    -----------------

Sparekassen Kronjylland A/S    800,000             --               400,000
Tronholmen 1
8900 Randers
Denmark

UBS Luxembourg SA            1,333,333             --               666,667
17-21 Boulevard Joseph II
2010 Luxembourg

Landsbanki Luxembourg SA     2,666,667             --             1,333,333
85-91 Rute de Thionville
1011 Luxembourg

Korral Partners                     --     10,000,000                    --
4th Floor
Kongens Nytorv 26
1050 Copenhagen K
Denmark

Iroquois Master Fund Ltd.       33,333         16,667                16,666
c/o Iroquois Capital
641 Lexington Avenue, 26th Floor
New York, NY 10022

Otago LLC                       10,000          5,000                 5,000
c/o Paramount BioCapital
    Investments LLC
787 Seventh Avenue 48th Floor,
New York, NY 10017



Original issue date of warrants:       April 18, 2007

Exercise price of warrants:            Series L:   $0.75
                                       Series M:  $2.00

Exercise date of warrants:             Series L:   March 31, 2012
                                       Series M:  March 31, 2012


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                               CEL-SCI CORPORATION

                             SUBSCRIPTION AGREEMENT

      1. Subscription. I hereby agree to purchase up to 40,000,000 Units of CEL-SCI Corporation (the "Company") at a price of $0.75 per Unit (US$) in accordance with the terms and conditions of this Subscription Agreement.

      Each Unit consists of one share of the Company's common stock, one-half Series L warrant and one-half Series M warrant.

      Each Series L warrant allows the holder to purchase one share of the Company's common stock for $0.75.

      Each Series M warrant allows the holder to purchase one share of the Company's common stock for $2.00.

      The Series L and M warrants expire on March 31, 2012.

      The shares of common stock and the shares underlying the warrants are sometimes referred to in this Subscription Agreement as the "Securities".

      2. Representations and Warranties. I warrant and represent to the Company that:

         a. I have had the opportunity to review all filings made by the Company during the past two years with the Securities and Exchange Commission.

         b. I (and my purchaser representative, if any) have had an opportunity to ask questions of, and receive answers from the officers of the Company concerning the Company's business and affairs.

         c. I understand that prices for the Company's common stock on the American Stock Exchange have been volatile in the past.

         d. By virtue of my net worth and by reason of my knowledge and experience in financial and business matters in general, and investments in particular, I am capable of evaluating the merits and risks of an investment in the Securities.

         e. I am capable of bearing the economic risks of an investment in the Securities.

         f. My present financial condition is such that I am under no present or contemplated future need to dispose of any portion of the Securities to satisfy any existing or contemplated undertaking, need or indebtedness.

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         g. I hereby represent and warrant that all the representations, warranties and acknowledgments contained in this Subscription Agreement are true, accurate and complete as of the date hereof.

      3. Accredited or Other Special Investors. I am (initial all applicable responses):

         ____ An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation or a partnership with total assets in excess of $5,000,000.

         ____ A natural person (as opposed to a corporation, partnership, trust or other legal entity) whose net worth, or joint net work together with his/her spouse, exceeds $1,000,000.

         ____ Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated per son as described in Section 506(b)(2)(ii) of Regulation D.

         ____ A natural person (as opposed to a corporation, partnership, trust or other legal entity) whose individual income was in excess of $200,000 in each of the two most recent years (or whose joint income with such person's spouse was at least $300,000 during such years) and who reasonably expects an income in excess of such amount in the current year.

         ____ A corporation, partnership, trust or other legal entity (as opposed to a natural person) and all of such entity's equity owners fall into one or more of the categories enumerated above.

      4. Restrictions on Transfer/Registration Rights. I understand that the Securities may not be sold or otherwise transferred except pursuant to a registration statement or in a private transaction. The Company agrees to promptly file a registration statement covering the Securities with a goal of having the Securities available for public sale as soon as possible.

      5. Offshore Transaction. If I (the "Buyer") am not a resident of the United States, and if the securities were not offered or sold within the United States, then I warrant and represent to the Company the following:

     (i) The Buyer is not a U.S. Person (as defined in Regulation S) or if the Buyer is not a natural person, is not organized under the laws of any jurisdiction within the United States, was not formed by a U.S. Person for the purpose of investing in Regulation S securities and is not otherwise a U.S. Person. The Buyer is not, and on the date of acceptance of this Agreement by the Seller, will not be, an affiliate of the Company;

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    (ii)  At the time the buy order was  originated,  the Buyer was  outside the
          United States and is outside of the United States as of the date of the execution and delivery of this Agreement;

   (iii) No offer to purchase the Securities was made by the Buyer in the United States;

      6. Payment of Subscription. Enclosed herewith is a personal check (or bank cashier's certified check) or bank wire payable to the order of the Company for the Securities purchased.

      7. Notices. Any notices or other communications required or permitted hereby shall be sufficiently given if sent by registered or certified mail, postage prepaid, return receipt requested, and, if to the Company, at the address to which this letter Subscription Agreement is addressed, and, if to me, at the address set forth below my signature hereto, or to such other addresses as either the Company or I shall designate to the other by notice in writing.

      8 Successors and Assigns. This Subscription Agreement shall be binding upon and shall inure to the benefit of the parties hereto and to the successors and assigns of the Company and to my personal and legal representatives, heirs, guardians, successors and permitted assignees.

      9. Reliance Upon Representations. I understand that the Company is relying upon the accuracy of the representations and warranties which I have made in this agreement. I agree to indemnify the Company (and any control persons of such entities) for any loss they may suffer as the result of any false or misleading warranty, representation or statement of facts which I have made in connection with the purchase of the Securities.

      10. Entire Agreement. This Subscription Agreement represents the entire Agreement concerning my purchase of the Securities and replaces any and all prior agreements or understandings, whether oral or written.

      11. Applicable Law/Arbitration. This Agreement shall be governed in all respects by the internal laws of the Commonwealth of Virginia, without regard to the choice of law provision thereof. Any claim, controversy or dispute with respect to this Agreement or the Securities will be settled by means of binding arbitration in Vienna, Virginia. In any litigation, arbitration, or court proceeding between the Company and the Investor relating to this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees and expenses incurred.

      IN WITNESS WHEREOF, I have executed and sealed this Subscription Agreement this ____ day of 2007.


________________________________                ________________________________
Typed or Printed Name                           Signature of Subscriber


________________________________                ________________________________
Social Security or Tax Id. #                    Residence Address

                                                ________________________________
                                                City, State &  Zip Code

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ACCEPTED:

CEL-SCI CORPORATION

By:______________________

Dated:_______________                   RETURN THIS SUBSCRIPTION AGREEMENT TO:

                                        CEL-SCI Corporation
                                        8229 Boone Blvd. #802
                                        Vienna, VA 22182